SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 13, 2004



                                BURKE MILLS, INC.
             (Exact name of registrant as specified in its charter)



                                 North Carolina
         (State or other jurisdiction of incorporation or organization)



                               Commission File No:
                                     0-5680



                         I.R.S. Employer Identification No.
                                   56-0506342



                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
               (Address of principal executive offices) (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                  828 874-6341



ITEM 4.  Changes in Registrant's Certifying Accountant

         This Current Report on Form 8-K/A is being filed to amend the Form 8-K dated and filed by the Company on January 13, 2004 to clarify that BDO Seidman LLP was officially engaged as the principal accountant to audit the Company's financial statements on January 15, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 1, 2004               BURKE MILLS, INC.


                                  By:s/Thomas I. Nail
                                  -------------------
                                  Thomas I. Nail
                                  President and COO